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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of Earliest Event Reported):
                                 August 23, 2000



                              Flowserve Corporation
             (Exact name of Registrant as specified in its charter)




    New York                         1-13179                    31-0267900
(State or other              (Commission File Number)        (I.R.S. Employer
jurisdiction of                                             Identification No.)
incorporation)



  222 W. Las Colinas Blvd., Suite 1500
            Irving, Texas                                          75039
(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code:  (972) 443-6500


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Item 4. Changes in Registrant's Certifying Accountant

(a)   Previous independent accountants

      (i) On August 23, 2000, Flowserve Corporation's Audit/Finance Committee and Board of Directors participated in and approved the engagement of PricewaterhouseCoopers LLP as its new independent accountants for the year ending December 31, 2000 to replace Ernst & Young LLP who were dismissed as auditors of the Company effective August 23, 2000.

      (ii) The reports of Ernst & Young LLP on the financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

      (iii) In connection with its audits for the two most recent fiscal years and through August 23, 2000, there have been no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Ernst & Young LLP would have caused them to make reference thereto in their report on the financial statements for such years.

      (iv) The Registrant has requested that Ernst & Young LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated August 29, 2000, is filed as Exhibit 16 to this Form 8-K.

(b)   New independent accountants

      (i) The Registrant engaged PricewaterhouseCoopers LLP as its new independent accountants as of August 23, 2000. During the two most recent fiscal years and through August 23, 2000, the Registrant has not consulted with PricewaterhouseCoopers LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and either a written report was provided to the Registrant or oral advice was provided that PricewaterhouseCoopers LLP concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

      (ii) PricewaterhouseCoopers LLP has served as the independent accountants for Ingersoll-Dresser Pumps, which Flowserve acquired on August 8, 2000.

Item 7. Financial Statements and Exhibits

(c)   Exhibit 16 - Letter re Change in Certifying Accountant


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            FLOWSERVE CORPORATION



Date: August 29, 2000                       /s/ Renee J. Hornbaker
                                            -----------------------------------
                                            Name:  Renee J. Hornbaker
                                            Title: Vice President and Chief
                                                   Financial Officer


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                                 EXHIBIT INDEX


EXHIBIT
  NO.         DESCRIPTION
-------       -----------
  16          Letter re Change in Certifying Accountant